UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 17, 2006
WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
420 Montgomery Street, San Francisco, California 94163
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-866-249-3302
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99

Item 2.02 Results of Operations and Financial Condition
On October 17, 2006, Wells Fargo & Company issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2006. The text of the press release is included as Exhibit 99 to this report. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The Company will include complete financial statements and additional analyses for the quarter ended September 30, 2006, as part of its Quarterly Report on Form 10-Q covering that period.
Item 9.01 Financial Statements and Exhibits
      (d) Exhibits
99	Press release dated October 17, 2006, deemed “filed” under the Securities Exchange Act of 1934

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2006	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY
Richard D. Levy
Senior Vice President and Controller